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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 2001


                            PROFESSIONALS GROUP, INC.
             (Exact name of registrant as specified in its charter)


             Michigan                      0-21223                38-3273911
 (State or other jurisdiction of    (Commission File No.)       (IRS Employer
          incorporation)                                     Identification No.)

                2600 Professionals Drive, Okemos, Michigan 48864
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 349-6500


          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.




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Exhibit Reference Number                 Exhibit Description
------------------------                 -------------------


         99.1 Professionals Group, Inc.'s Summary Annual Report to Shareholders for the year ended December 31, 2000 with accompanying cover letter.*

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-------------------
* Filed herewith.


ITEM 9.  REGULATION FD DISCLOSURE.

         Professionals Group will mail its 2000 Summary Annual Report to Shareholders on April 12, 2001. Such annual report and cover letter to shareholders are being furnished with this Current Report on Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PROFESSIONALS GROUP, INC.



Date:    April 12, 2001             By:  /s/ John F. Lang
                                         ---------------------------------
                                          John F. Lang
                                    Its: Vice President, Secretary, Treasurer
                                          and Chief Financial Officer (Principal
                                          Financial Officer and Principal
                                          Accounting Officer)